WISDOMTREE TRUST

WisdomTree Asia Defense Fund (WDAF)

WisdomTree Europe Defense Fund (WDEF)

WisdomTree Global Defense Fund (WDGF)

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 5, 2026, to the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”) for the Funds

The following information supplements and should be read in conjunction with the Prospectus and SAI for each Fund.

Each Fund seeks to track the price and yield performance, before fees and expenses, of the corresponding index (each, an “Index”) identified below:

Fund	Index
WisdomTree Asia Defense Fund	WisdomTree Asia Defense Index
WisdomTree Europe Defense Fund	WisdomTree Europe Defense Index
WisdomTree Global Defense Fund	WisdomTree Global Defense Index

Effective March 20, 2026 (the “Effective Date”), the methodology for each Index will be revised to provide that Index constituents will be weighted by market capitalization, adjusted by each constituent’s Exposure Score. In addition, the methodology for the WisdomTree Asia Defense Index and the WisdomTree Europe Defense Index will be revised to change each Index’s rebalance and reconstitution frequency from semi-annual to quarterly.

Accordingly, as of the Effective Date, the following changes are made to the Funds’ Prospectuses:

WisdomTree Asia Defense Fund

The fifth paragraph under the heading “Principal Investment Strategies of the Fund” in the Fund Summary section is deleted in its entirety and replaced with the paragraph below.

The Index has between 20 and 100 constituents with a maximum weight of 7.5% for “Exposure Score 3” constituents and 4% for “Exposure Score 2” and “Exposure Score 1” constituents. Generally, at each rebalance, the constituents are weighted by their market capitalization adjusted for their exposure score, subject to the individual constituent weight cap and, if applicable, a liquidity adjustment. The Index is rebalanced and reconstituted quarterly.

WisdomTree Europe Defense Fund

The fifth paragraph under the heading “Principal Investment Strategies of the Fund” in the Fund Summary section is deleted in its entirety and replaced with the paragraph below.

The Index has between 20 and 100 constituents with a maximum weight of 12.5% for “Exposure Score 3” constituents and 4.5% for “Exposure Score 2” and “Exposure Score 1” constituents. Generally, at each rebalance, the constituents are weighted by their market capitalization adjusted for their exposure score, subject to the individual constituent weight cap and, if applicable, a liquidity adjustment. The Index is rebalanced and reconstituted quarterly.

WisdomTree Global Defense Fund

The sixth paragraph under the heading “Principal Investment Strategies of the Fund” in the Fund Summary section is deleted in its entirety and replaced with the paragraph below.

The weight of each of the three regions is capped at 70% with a floor of 10%. The Index has between 20 and 100 constituents with a maximum weight of 5% for “Exposure Score 2” constituents and 2.5% for “Exposure Score 1” constituents. Generally, at each rebalance, the constituents are weighted by their market capitalization adjusted for their exposure score, subject to the individual constituent weight cap and, if applicable, a liquidity adjustment. The Index is rebalanced and reconstituted quarterly.

All Funds

The third paragraph under the heading “Additional Information About the Fund – Additional Information About the Fund’s Investment Strategies” is deleted in its entirety and replaced with the paragraph below.

The initial weights of securities are dictated by the market capitalizations in U.S. dollars. The Fund uses a modified market cap weighting scheme, but the Index adjusts those weights based on the Exposure Score of each constituent.

In addition, as of the Effective Date, the following changes are made to the SAI for the WisdomTree Asia Defense Fund and WisdomTree Europe Defense Fund:

The first paragraph under the heading “Index Description—Index Screening/Rebalance Dates” is deleted in its entirety and replaced with the paragraph below.

The Index is rebalanced and reconstituted on a quarterly basis. The Index Committee may determine to rebalance and/or reconstitute the Index more frequently in response to volatility in the market, shifts in exposure away from certain sectors, geopolitical events (such as kinetic conflicts, cyber attacks, and tariffs) or other similar circumstances.

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The changes described above are not expected to affect the Funds’ fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-WDAF-0326

WIS-SP-WDEF-0326

WIS-SP-WDGF-0326